UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2025

Zevia PBC

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40630	86-2862492
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15821 Ventura Blvd., Suite 135
Encino, California		91436
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 424 343-2654

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.001 per share	ZVIA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 12, 2025, Rosemary Ripley, a member of the Board of Directors (the “Board”) of Zevia PBC (the “Company”), notified the Company that she will be stepping down from the Board, effective as of June 12, 2025. Following Ms. Ripley’s departure from the Board, the size of the Board has been reduced to seven directors.

Ms. Ripley’s decision to resign was not a result of any disagreement with the Company or the Board on any matter relating to the Company’s operations, policies, or practices.

The Company and the Board express their appreciation for Ms. Ripley’s long service to the Company and her significant contributions to the Board throughout.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 12, 2025, the Company held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”). As of the record date for the Annual Meeting, there were 66,059,650 shares of Class A Common Stock and 8,156,591 shares of Class B Common Stock of the Company outstanding, each entitled to one vote per share. Results of votes with respect to proposals submitted at the Annual Meeting are as follows:

1.
To elect three (3) Class I members of the Company’s Board to serve for a 3-year term until the Company’s 2028 annual meeting of stockholders:

Name .	For .	Against .	Abstain .	Broker Non-Votes .
Andrew Ruben	36,509,219	6,089,333	106,745	14,415,109
Padraic L. Spence	39,720,690	2,942,762	41,845	14,415,109
Amy E. Taylor	41,251,227	1,418,197	35,873	14,415,109

2.
To ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025:

For	Against	Abstain	Broker Non-Votes
56,752,660	164,049	203,697	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZEVIA PBC

Date:	June 13, 2025	By:	/s/ Girish Satya
Girish Satya, Chief Financial Officer and Principal Accounting Officer